SUPPLEMENTAL INFORMATION

FOR THE SIX MONTHS ENDED JUNE 30, 2018 AND 2017

WASHINGTON PRIME GROUP

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of minimum rents, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDAre and key balance sheet metrics	8
Key guidance assumptions	9

Operational Data
Operating metrics	10
Leasing results and base rent psf	11
Releasing spreads	12
Top 10 tenants	13
Lease expirations	14

Development Activity
Capital expenditures	15
Redevelopment projects	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017

Revenue:
Minimum rent (see components on page 4)	$121,787	$129,433	$245,126	$266,549
Overage rent	1,415	1,299	3,429	4,131
Tenant reimbursements	47,594	52,121	96,238	108,911
Other income (see components on page 4)	7,932	6,318	14,275	11,974
Total revenues	178,728	189,171	359,068	391,565

Expenses:
Property operating	(35,945)	(35,164)	(72,311)	(72,408)
Real estate taxes	(21,094)	(23,253)	(43,135)	(49,260)
Advertising and promotion	(2,240)	(2,275)	(4,011)	(4,427)
Total recoverable expenses	(59,279)	(60,692)	(119,457)	(126,095)
Depreciation and amortization	(63,796)	(66,620)	(125,090)	(134,131)
Provision for credit losses	(611)	(1,903)	(3,957)	(3,484)
General and administrative	(11,191)	(9,091)	(20,845)	(17,919)
Ground rent	(198)	(996)	(395)	(2,027)
Impairment loss	—	—	—	(8,509)
Total operating expenses	(135,075)	(139,302)	(269,744)	(292,165)

Operating Income	43,653	49,869	89,324	99,400

Interest expense, net	(34,701)	(31,281)	(69,045)	(63,769)
Gain on extinguishment of debt, net	—	21,221	—	21,221
Income and other taxes	(601)	(522)	(1,086)	(2,548)
(Loss) income from unconsolidated entities, net	(895)	(172)	267	(616)
Gain on disposition of interests in properties, net	8,063	125,385	16,244	125,436

Net income	15,519	164,500	35,704	179,124
Net income attributable to noncontrolling interests	1,925	25,525	4,586	27,339
Net income attributable to the Company	13,594	138,975	31,118	151,785
Less: Preferred share dividends	(3,508)	(3,508)	(7,016)	(7,016)
Net income attributable to common shareholders	$10,086	$135,467	$24,102	$144,769

Earnings per common share, basic	$0.05	$0.73	$0.13	$0.78
Earnings per common share, diluted	$0.05	$0.72	$0.13	$0.77

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	June 30,	December 31,
	2018	2017
Assets:
Investment properties at cost	$5,868,879	$5,761,714
Construction in progress	44,594	46,046
	5,913,473	5,807,760
Less: accumulated depreciation	2,226,646	2,139,620
	3,686,827	3,668,140

Cash and cash equivalents	53,987	52,019
Tenant receivables and accrued revenue, net (see components on page 3)	79,363	90,314
Investment in and advances to unconsolidated entities, at equity	443,963	451,839
Deferred costs and other assets (see components on page 3)	207,928	189,095
Total assets	$4,472,068	$4,451,407

Liabilities:
Mortgage notes payable	$1,060,687	$1,157,082
Notes payable	981,026	979,372
Unsecured term loans	684,939	606,695
Revolving credit facility	275,440	154,460
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	251,422	264,998
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,271,927	3,181,020

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,244,211	1,240,483
Accumulated deficit	(418,472)	(350,594)
Accumulated other comprehensive income	12,403	6,920
Total stockholders' equity	1,040,737	1,099,404
Noncontrolling interests	156,139	167,718
Total equity	1,196,876	1,267,122
Total liabilities, redeemable noncontrolling interests and equity	$4,472,068	$4,451,407

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	June 30,	December 31,
	2018	2017

Tenant receivables and accrued revenue, net:
Straight-line receivable	$38,589	$36,566
Tenant receivable	16,240	12,875
Allowance for doubtful accounts, net	(10,270)	(7,867)
Unbilled receivables and other	34,804	48,740
Total	$79,363	$90,314

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$77,287	$79,079
In place lease intangibles, net	47,254	46,627
Acquired above market lease intangibles, net	22,585	24,254
Mortgage and other escrow deposits	29,127	18,182
Prepaids, notes receivable and other assets, net	31,675	20,953
Total	$207,928	$189,095

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$151,055	$158,450
Below market lease intangibles, net	75,256	77,871
Deferred revenues and deposits	25,111	28,677
Total	$251,422	$264,998

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017

Components of Minimum Rents:
Base rent	$115,800	$121,937	$231,352	$252,022
Mark-to-market adjustment	1,076	2,853	4,125	5,062
Straight-line rents	1,164	377	2,023	831
Temporary tenant rents	3,747	4,266	7,626	8,634
Total Minimum Rents	$121,787	$129,433	$245,126	$266,549

Components of Other Income:
Sponsorship and other ancillary property income	$2,054	$2,309	$3,703	$4,076
Fee income	2,140	1,941	4,482	3,523
Lease termination income	258	1,944	2,024	2,780
Other	3,480	124	4,066	1,595
Total Other Income	$7,932	$6,318	$14,275	$11,974

Components of Corporate Overhead:
General & administrative	$11,191	$9,091	$20,845	$17,919
Third party management fees & internal corporate overhead allocated to operating expense	5,382	5,008	10,602	10,481
Total Corporate Overhead	$16,573	$14,099	$31,447	$28,400

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Funds from Operations ("FFO"):
Net income	$15,519	$164,500	$35,704	$179,124
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(7,136)	(7,136)
Real estate depreciation and amortization, including joint venture impact	73,355	75,079	143,554	149,600
Gain on disposition of interests in properties, net including impairment loss on depreciable real estate	(1,460)	(125,385)	(1,755)	(116,927)
FFO	$83,846	$110,626	$170,367	$204,661

Adjusted Funds from Operations:
FFO	$83,846	$110,626	$170,367	$204,661
Gain on extinguishment of debt, net	—	(21,221)	—	(21,221)
Adjusted FFO	$83,846	$89,405	$170,367	$183,440

Weighted average common shares outstanding - diluted	223,886	222,264	223,653	222,034

FFO per diluted share	$0.37	$0.50	$0.76	$0.92
Total adjustments	$—	$(0.10)	$—	$(0.10)
Adjusted FFO per diluted share	$0.37	$0.40	$0.76	$0.83

Non-cash items included in FFO:
Non-cash stock compensation expense	$2,519	$1,817	$4,261	$3,295
Straight-line adjustment as an increase to minimum rents (1)	$1,297	$868	$2,612	$1,796
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$555	$529	$1,122	$882
Fair value of debt amortized as a decrease to interest expense (1)	$1,006	$1,302	$2,012	$2,609
Loan fee amortization and bond discount (1)	$1,821	$1,395	$4,842	$2,612
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$1,300	$3,915	$5,859	$6,963
Non-real estate depreciation (1)	$2,415	$2,394	$4,972	$4,642
Hedge ineffectiveness as a decrease to interest expense (2)	$—	$(36)	$—	$(128)

(1) Includes the pro-rata share of the joint venture properties.
(2) On January 1, 2018, the Company adopted accounting policy ASU 2017-12 that eliminates the requirement to separately measure and record hedge ineffectiveness.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	Variance $		2018	2017	Variance $

Reconciliation of Comp NOI to Operating Income:
Operating income	$43,653	$49,869	$(6,216)		$89,324	$99,400	$(10,076)

Depreciation and amortization	63,796	66,620	(2,824)		125,090	134,131	(9,041)
General and administrative	11,191	9,091	2,100		20,845	17,919	2,926
Impairment loss	—	—	—		—	8,509	(8,509)
Fee income	(2,140)	(1,941)	(199)		(4,482)	(3,523)	(959)
Management fee allocation	—	37	(37)		(16)	513	(529)
Pro-rata share of unconsolidated joint ventures in comp NOI	18,546	14,337	4,209		35,429	22,270	13,159
Property allocated corporate expense	3,685	3,328	357		7,181	6,664	517
Non-comparable properties and other (1)	(3,413)	99	(3,512)		(2,860)	(1,014)	(1,846)
NOI from sold properties	4	(2,063)	2,067		(12)	(5,732)	5,720
Termination income	(258)	(1,944)	1,686		(2,024)	(3,053)	1,029
Straight-line rents	(1,164)	(377)	(787)		(2,023)	(831)	(1,192)
Ground lease adjustments for straight-line and fair market value	12	25	(13)		25	30	(5)
Fair market value and inducement adjustments to base rents	(1,072)	(2,845)	1,773		(4,114)	(5,046)	932
Less: noncore properties (2)	(3,552)	(4,036)	484		(7,092)	(8,333)	1,241

Comparable NOI - core portfolio	$129,288	$130,200	$(912)		$255,271	$261,904	$(6,633)
Comparable NOI percentage change - core portfolio			-0.7%				-2.5%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the three noncore properties held in each period presented.

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	Variance $	Variance %	2018	2017	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$133,111	$133,014	$97	0.1%	$266,461	$266,337	$124	0.0%
Overage rent	1,869	1,630	239	14.7%	4,105	4,420	(315)	-7.1%
Tenant reimbursements	52,978	55,852	(2,874)	-5.1%	107,274	112,630	(5,356)	-4.8%
Other	3,563	2,580	983	38.1%	5,427	4,620	807	17.5%
Total revenue	191,521	193,076	(1,555)	-0.8%	383,267	388,007	(4,740)	-1.2%

Expenses:
Recoverable expenses - operating	(36,624)	(35,331)	(1,293)	-3.7%	(73,161)	(70,106)	(3,055)	-4.4%
Recoverable expenses - real estate taxes	(23,534)	(24,662)	1,128	4.6%	(48,273)	(50,249)	1,976	3.9%
Provision for credit losses	(845)	(1,870)	1,025	54.8%	(4,151)	(3,523)	(628)	-17.8%
Ground rent	(1,230)	(1,013)	(217)	-21.4%	(2,411)	(2,225)	(186)	-8.4%
Total operating expenses	(62,233)	(62,876)	643	1.0%	(127,996)	(126,103)	(1,893)	-1.5%

Comp NOI - Excluding noncore properties	$129,288	$130,200	$(912)	-0.7%	$255,271	$261,904	$(6,633)	-2.5%

Comp NOI - Core enclosed retail properties	$96,189	$97,926	$(1,737)	-1.8%	$190,623	$197,102	$(6,479)	-3.3%
Comp NOI - Open air properties	$33,099	$32,274	$825	2.6%	$64,648	$64,802	$(154)	-0.2%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 6/30/2018	Total Debt, Including WPG Share of Unconsolidated Entities as of 6/30/2018	Total Debt as of 12/31/2017	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2017	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities:
Mortgage debt
Fixed	$991,888	$991,888	$1,000,936	$1,000,936	2018	$8,477	7.0%			$8,477	7.0%
Variable	65,000	65,000	151,500	151,500	2019	143,190	6.4%			143,190	6.4%
Debt issuance costs	(3,225)	(3,225)	(3,692)	(3,692)	2020	107,911	5.9%	$250,000	3.9%	357,911	4.5%
Fair value debt adjustments	7,024	7,024	8,338	8,338	2021	371,082	5.1%	—		371,082	5.1%
Total mortgage debt	1,060,687	1,060,687	1,157,082	1,157,082	2022	133,582	4.4%	630,000	3.7%	763,582	3.8%
					2023	27,956	4.9%	340,000	3.5%	367,956	3.6%
Unsecured debt					2024	346,177	4.7%	750,000	6.0%	1,096,177	5.6%
Credit facility	280,000	280,000	155,000	155,000	2025	343,587	3.7%	—		343,587	3.7%
Term loans	690,000	690,000	610,000	610,000	2026	12,691	4.3%	—		12,691	4.3%
Bonds payable	1,000,000	1,000,000	1,000,000	1,000,000	2027	195,062	4.3%	—		195,062	4.3%
Debt issuance costs & discounts	(28,595)	(28,595)	(24,473)	(24,473)	2028	—	0.0%	—		—	0.0%
Total unsecured debt	1,941,405	1,941,405	1,740,527	1,740,527	Thereafter	2,029	4.7%	—		2,029	4.7%
					Fair value,debt issuance cost, and debt discount adjustments	7,183		(28,595)		(21,412)
Total consolidated debt	$3,002,092	$3,002,092	$2,897,609	$2,897,609	Total debt	$1,698,927	4.8%	$1,941,405	4.6%	$3,640,332	4.7%

Unconsolidated debt:					(1) Includes extension options
Mortgage loans payable	$1,290,981	$634,856	$1,294,639	$636,379
Debt issuance costs	(5,392)	(2,688)	(5,771)	(2,871)	Total consolidated debt:
Fair value debt adjustments	11,905	6,072	13,275	6,770	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Total unconsolidated debt	$1,297,494	$638,240	$1,302,143	$640,278

Total debt:	$4,299,586	$3,640,332	$4,199,752	$3,537,887

	% of Total Debt as of 6/30/18	Our Share of Total Debt as of 6/30/18	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2018	$8,477	7.0%			$8,477	7.0%
					2019	143,190	6.4%			143,190	6.4%
					2020	82,668	5.7%	$250,000	3.9%	332,668	4.3%
Consolidated debt:					2021	321,534	5.0%	—		321,534	5.0%
Fixed	85%	$2,566,713	5.0%	4.4	2022	133,582	4.4%	630,000	3.7%	763,582	3.8%
Variable	15%	435,379	3.5%	4.0	2023	21,260	5.0%	340,000	3.5%	361,260	3.6%
Total Consolidated	100%	$3,002,092	4.8%	4.4	2024	346,177	4.7%	750,000	6.0%	1,096,177	5.6%
					2025	—		—		—
Unconsolidated debt:					2026	—		—		—
Fixed	99%	$631,544	4.1%	6.9	2027	—		—		—
Variable	1%	6,696	4.6%	4.5	2028	—		—		—
Total Unconsolidated	100%	$638,240	4.2%	6.9	Thereafter	—		—		—
					Fair value,debt issuance cost, and debt discount adjustments	3,799		(28,595)		(24,796)
Total debt:					Total debt	$1,060,687	5.1%	$1,941,405	4.6%	$3,002,092	4.8%
Fixed	88%	$3,198,257	4.8%	4.9
Variable	12%	442,075	3.6%	4.1	(1) Includes extension options
Total debt	100%	$3,640,332	4.7%	4.8

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Calculation of EBITDAre:
Net income	$15,519	$164,500	$35,704	$179,124
Interest expense, net	34,701	31,281	69,045	63,769
Income and other taxes	601	522	1,086	2,548
Depreciation and amortization	63,796	66,620	125,090	134,131
Gain on disposition of interests in properties, net	(1,460)	(125,385)	(1,755)	(125,436)
Impairment loss	—	—	—	8,509
Pro-rata share of unconsolidated entities, net	18,064	16,369	35,695	29,479
EBITDAre (2)	131,221	153,907	264,865	292,124
Gain on debt extinguishment, net	—	(21,221)	—	(21,221)
Adjusted EBITDAre	$131,221	$132,686	$264,865	$270,903

	Bond Covenant Requirement (1)	As of June 30, 2018
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	50.2%
Secured indebtedness to Total assets	≤ 40%	17.5%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.89x
Total unencumbered assets / Total unsecured indebtedness	> 150%	214%

(1) The covenants detailed are from the August 2017 Bond Offering, which represents the Company's most restrictive unsecured debt covenants.
(2) EBITDAre is calculated consistent with the NAREIT definition.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2018 Guidance

Fiscal Year 2018
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.48 to $1.56
FFO per share, as adjusted - diluted - third quarter	$0.34 to $0.37

Underlying Assumptions to 2018 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2018 (2) (3)	approximately (1.0)%
General and administrative expenses (including property allocated overhead) (4)	$58-$62 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$9-$11 million
Assumed property sales	None
Assumed joint venture transactions	None
Assumed acquisition	1 (Q218)
Assumed lender transitions (guidance excludes any related gain from debt extinguishment)	1 to 3 properties (Q418)
Gain from sale of outparcels (primarily relates to Four Corners first tranche)	$14.5 million in first half 2018
Redevelopment spend (3)	$100 to $125 million
Recurring capital expenditures and deferred leasing costs (3)	$70 to $80 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes any future gains on Four Corners outparcel sales
(2) Excludes NOI of approximately $14 to $15 million related to three noncore properties
(3) Includes pro-rata share of joint venture properties
(4) Includes $2 million of Q2 2018 severance cost related primarily to property management restructuring

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of June 30, 2018

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 6/30/18	NOI Growth for 3 Months Ended 6/30/18
		6/30/18	6/30/17	6/30/18	6/30/17	6/30/18	6/30/17

Open Air Properties	51	95.1%	95.0%					25.6%	2.6%

Tier 1 -Enclosed retail properties	41	92.8%	92.7%	$399	$396	12.0%	12.4%	63.9%	0.6%
Tier 2 -Enclosed retail properties	14	85.4%	87.9%	$287	$297	13.7%	13.9%	10.5%	-14.0%
Core Enclosed Retail Properties Subtotal	55	91.1%	91.5%	$377	$375	12.3%	12.6%	74.4%	-1.8%

Total Core Portfolio	106	92.7%	93.0%					100.0%	-0.7%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1						TIER 2		NONCORE

Arbor Hills		Morgantown Mall				Anderson Mall		Rushmore Mall
Arboretum, The		Northtown Mall				Boynton Beach Mall		Towne West Square
Ashland Town Center		Northwoods Mall				Charlottesville Fashion Square		West Ridge Mall
Bowie Town Center		Oklahoma City Properties				Chautauqua Mall
Brunswick Square		Orange Park Mall				Indian Mound Mall
Clay Terrace		Paddock Mall				Lima Mall
Cottonwood Mall		Pearlridge Center				Lincolnwood Town Center
Dayton Mall		Polaris Fashion Place				Maplewood Mall
Edison Mall		Port Charlotte Town Center				Muncie Mall
Grand Central Mall		Scottsdale Quarter				New Towne Mall
Great Lakes Mall		Southern Hills Mall				Oak Court Mall
Irving Mall		Southern Park Mall				Rolling Oaks Mall
Jefferson Valley Mall		Southgate Mall				Seminole Towne Center
Lindale Mall		The Outlet Collection | Seattle				Sunland Park Mall
Longview Mall		Town Center at Aurora
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		Westminster Mall
Melbourne Square		WestShore Plaza
Mesa Mall

(1) Metrics only include properties owned and managed as of June 30, 2018.
The debt yield on the Tier 2 encumbered properties is 12.5% on a trailing twelve NOI.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through June 30, 2018

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Enclosed Retail Properties	282	234,114	538,991	773,105	$24.96	$29.73	$28.28	6.8	3.4	4.5	$8,008	$2,335	$34.21	$4.33
Open Air Properties	68	73,571	219,455	293,026	$22.84	$16.55	$18.13	7.0	4.8	5.6	$2,077	$779	$28.24	$3.55
Subtotal	350	307,685	758,446	1,066,131	$24.45	$25.91	$25.49	6.9	3.7	4.7	$10,085	$3,114	$32.78	$4.11

Noncore Properties	12	4,546	30,730	35,276	$33.69	$18.74	$20.67	5.0	2.8	3.3	$10	$—	$2.20	$—

Total	362	312,231	789,176	1,101,407	$24.58	$25.91	$25.49	6.8	3.6	4.7	$10,095	$3,114	$32.33	$3.95

	Base Minimum Rent PSF As of June 30,
	2018		2017
Core Enclosed Retail Properties	$27.49		$27.92
Open Air Properties	$13.90		$13.72
Total Core Portfolio	$21.68		$21.73

Note: The leasing results for enclosed properties include stores of 10,000 SF or less, also anchors and office leases are excluded. For open-air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at June 30, 2018.

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended June 30, 2018

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	171,148	$17.41	$15.70	$1.71	10.9%
Renewal	601,528	$17.35	$16.59	$0.76	4.6%
All Deals	772,676	$17.36	$16.39	$0.97	5.9%

Core Enclosed Retail Properties:

New	237,645	$37.14	$42.35	$(5.21)	-12.3%
Renewal	835,160	$38.36	$41.86	$(3.50)	-8.4%
All Deals	1,072,805	$38.09	$41.97	$(3.88)	-9.2%

Total Core Portfolio:

New	408,793	$28.88	$31.20	$(2.32)	-7.4%
Renewal	1,436,688	$29.56	$31.28	$(1.72)	-5.5%
All Deals	1,845,481	$29.41	$31.26	$(1.85)	-5.9%

Note: The Company's three noncore properties are excluded from these metrics. Only core properties owned and managed at June 30, 2018 are included in the metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of June 30, 2018

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	143	194,557	0.3%	3.0%
L Brands, Inc.	Bath & Body Works, La Senza, Pink, Victoria's Secret, White Barn Candle	119	618,382	1.0%	3.0%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	90	384,784	0.6%	1.9%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft, Maurice's	125	629,674	1.1%	1.8%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	110	184,970	0.3%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	44	253,962	0.4%	1.3%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	78	198,288	0.3%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	34	385,689	0.6%	1.1%
The Finish Line, Inc.	Finish Line	37	216,070	0.4%	1.1%
Sycamore Partners	Box Lunch, Hot Topic, Talbots, Torrid	87	220,451	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Sears Holding Corporation *	Sears	42	5,851,585	9.8%	0.9%	19
JCPenney Company, Inc.	JCPenney	39	4,981,723	8.3%	1.1%	20
Macy's, Inc.	Macy's	26	4,579,870	7.7%	0.2%	5
Dillard's, Inc.	Dillards	24	3,405,568	5.7%	0.0%	1
Target Corporation	Target, Super Target	11	1,520,830	2.5%	0.0%	1
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Herbergers, Younkers	16	1,416,867	2.4%	0.9%	15
Kohl's Corporation	Kohl's	13	1,186,302	2.0%	0.9%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	18	1,068,894	1.8%	2.0%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	11	879,058	1.5%	0.3%	7
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.3%	0.1%	1

* Includes 11 stores owned by Seritage Growth Properties. Washington Prime Group no longer has any K-Mart stores in our portfolio.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of June 30, 2018

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	164	—	351,629	351,629	$—	$38.68	2.2%
2018	181	417,936	397,338	815,274	$5.10	$33.27	2.4%
2019	763	1,083,708	2,385,974	3,469,682	$4.81	$28.09	11.5%
2020	656	2,237,721	2,052,938	4,290,659	$4.42	$27.96	10.6%
2021	532	1,661,422	1,740,764	3,402,186	$6.03	$27.18	9.6%
2022	436	1,415,819	1,376,297	2,792,116	$4.48	$30.05	7.8%
2023	350	1,264,335	1,281,026	2,545,361	$8.12	$27.75	7.6%
2024	222	666,396	814,972	1,481,368	$5.80	$28.09	4.5%
2025	206	631,454	908,348	1,539,802	$10.19	$27.68	5.2%
2026	199	167,790	1,067,222	1,235,012	$7.82	$28.09	5.1%
2027	188	489,515	853,803	1,343,318	$8.13	$29.54	4.6%
2028 and Thereafter	126	1,238,581	615,401	1,853,982	$8.85	$26.00	4.4%
Specialty Leasing Agreements w/ terms in excess of 11 months	669	—	1,597,372	1,597,372	$—	$9.82	2.6%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	18	—	42,193	42,193	$—	$18.29	0.1%
2018	34	25,161	88,438	113,599	$11.50	$16.75	0.3%
2019	132	389,399	356,547	745,946	$11.86	$20.69	2.0%
2020	190	973,586	572,523	1,546,109	$12.45	$20.99	4.1%
2021	159	1,150,939	450,170	1,601,109	$9.10	$20.26	3.3%
2022	153	905,027	495,711	1,400,738	$9.99	$18.31	3.0%
2023	129	1,085,938	429,218	1,515,156	$10.53	$19.38	3.4%
2024	51	549,484	204,573	754,057	$9.16	$19.95	1.5%
2025	42	208,355	115,036	323,391	$12.19	$23.44	0.9%
2026	46	262,583	158,426	421,009	$13.76	$24.13	1.3%
2027	60	354,118	196,778	550,896	$8.68	$22.47	1.3%
2028 and Thereafter	23	209,462	93,503	302,965	$12.77	$19.13	0.7%
Specialty Leasing Agreements w/ terms in excess of 11 months	5	—	15,402	15,402	$—	$3.41	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended June 30, 2018	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2017

New Developments	$202	$—	$202	$1,994	$—	$1,994
Redevelopments, Renovations, and Expansions (1)	$36,811	$11,724	$48,535	$26,264	$871	$27,135
Internal Leasing Costs	$4,557	$274	$4,831	$4,045	$312	$4,357

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$5,668	$1,403	$7,071	$8,010	$1,062	$9,072
Operational capital expenditures	7,164	189	7,353	4,797	488	5,285
Total Property Capital Expenditures	$12,832	$1,592	$14,424	$12,807	$1,550	$14,357

	Six Months Ended June 30, 2018	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2017

New Developments	$504	$—	$504	$4,094	$—	$4,094
Redevelopments, Renovations, and Expansions (1)	$48,650	$14,212	$62,862	$37,079	$1,558	$38,637
Internal Leasing Costs	$8,697	$552	$9,249	$7,990	$488	$8,478

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$11,310	$2,850	$14,160	$12,680	$1,855	$14,535
Operational capital expenditures	11,997	461	12,458	9,117	758	9,875
Total Property Capital Expenditures	$23,307	$3,311	$26,618	$21,797	$2,613	$24,410

(1) The second quarter of 2018 includes the acquisition, through a sale-leaseback, of four Sears department stores.

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of June 30, 2018
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add home furnishings and other retail concepts including Hobby Lobby	100%	$20,000 - $22,000		6% - 7%	$9,959		2019

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$379		2019

Great Lakes Mall	Mentor	OH	Replacing former Dillard's store with Round 1 as well as additional dining options such as Outback Steakhouse. In addition, an outparcel building will be redeveloped to add a new Hobby Lobby store.	100%	$14,000 - $16,000		7% - 9%	$7,447		2018 Q4

Markland Mall	Kokomo	IN	Replace former Sears and MC Sports stores with ALDI, Gravity, Petsmart, Party City, Ross Dress for Less and other retail, dining, and entertainment uses	100%	$16,000 - $18,000		8% - 9%	$5,938		2018

Northwoods Mall	Peoria	IL	Replace former Macy's store with Round 1, The Room Place as well as additional retail, dining and entertainment uses	100%	$21,000 - $23,000		8% - 9%	$11,630		2018

Oklahoma Properties (Classen Curve)	Oklahoma City	OK	Add 28,000-32,000 additional square feet with new multi-tenant buildings to add some first to market retail	51%	$5,100 - $6,600	(4)	12% - 13%	$3,636	(4)	2018

Pearlridge Center	Aiea	HI	Redevelop downtown section of property, add new outparcels, new dining and retailers, and a new Down to Earth grocery store	51%	$16,000 - $18,000	(4)	6% - 8%	$12,576	(4)	2018

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building; New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$45,382	(4)	2018/2019

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2018/2019.

SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,030	314,841	355,189	12/01/22	4.61%	Fixed	$18,172	$18,172
Arbor Hills	MI	Ann Arbor	51%	87,487	87,487	0	01/01/26	4.27%	Fixed	$24,885	$12,691
Arboretum, The	TX	Austin	51%	195,302	195,302	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	433,354	329,964	103,390	07/06/21	4.90%	Fixed	$37,241	$37,241
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,289	269,991	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,881	590,327	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	760,998	289,702	471,296	03/01/24	4.80%	Fixed	$71,833	$71,833
Charlottesville Fashion Square	VA	Charlottesville	100%	578,063	354,359	223,704	04/01/24	4.54%	Fixed	$46,556	$46,556
Chautauqua Mall	NY	Lakewood	100%	432,931	427,955	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,601	558,725	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,050,627	570,398	480,229	04/06/24	4.82%	Fixed	$98,122	$98,122
Dayton Mall	OH	Dayton	100%	1,443,039	771,258	671,781	09/01/22	4.57%	Fixed	$81,057	$81,057
Edison Mall	FL	Fort Myers	100%	1,039,248	556,955	482,293
Grand Central Mall	WV	Parkersburg	100%	740,191	733,683	6,508	07/06/20	6.05%	Fixed	$40,001	$40,001
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,226,385	634,698	591,687
Indian Mound Mall	OH	Newark	100%	556,746	384,085	172,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,204	488,659	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	578,954	413,262	165,692
Lima Mall	OH	Lima	100%	745,157	545,335	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,847	422,846	1	04/01/21	4.26%	Fixed	$49,167	$49,167
Lindale Mall	IA	Cedar Rapids	100%	723,666	476,836	246,830
Longview Mall	TX	Longview	100%	653,238	347,141	306,097
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,042,886	866,054	176,832
Mall at Johnson City, The	TN	Johnson City	51%	567,895	567,895	0	05/06/20	6.76%	Fixed	$49,497	$25,243
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	905,960	323,480	582,480
Markland Mall	IN	Kokomo	100%	312,699	309,219	3,480
Melbourne Square	FL	Melbourne	100%	723,804	419,894	303,910
Mesa Mall	CO	Grand Junction	100%	873,461	430,757	442,704
Morgantown Mall	WV	Morgantown	100%	555,350	555,350	0
Muncie Mall	IN	Muncie	100%	641,821	387,995	253,826	04/01/21	4.19%	Fixed	$34,292	$34,292
New Towne Mall	OH	New Philadelphia	100%	506,618	506,618	0
Northtown Mall	MN	Blaine	100%	644,716	644,716	0
Northwoods Mall	IL	Peoria	100%	686,176	374,047	312,129
Oak Court Mall	TN	Memphis	100%	847,398	361,581	485,817	04/01/21	4.76%	Fixed	$37,351	$37,351
Oklahoma City Properties	OK	Oklahoma City	51%	314,047	294,780	19,267	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	4.06%	Variable	$13,129	$6,696
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,437	556,257	403,180
Outlet Collection | Seattle, The	WA	Seattle	100%	922,285	922,285	0
Paddock Mall	FL	Ocala	100%	548,147	317,590	230,557
Pearlridge Center	HI	Aiea	51%	1,287,606	1,234,329	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,200	$22,032
Polaris Fashion Place	OH	Columbus	51%	1,571,244	933,729	637,515	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,246	493,037	284,209	11/01/20	5.30%	Fixed	$42,667	$42,667
Rolling Oaks Mall	TX	San Antonio	100%	883,336	287,028	596,308
Rushmore Mall (4)(5)	SD	Rapid City	100%	831,041	754,565	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	725,431	725,431	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,109,947	596,656	513,291	05/06/21	5.97%	Fixed	$54,118	$12,112
Southern Hills Mall	IA	Sioux City	100%	794,010	672,670	121,340
Southern Park Mall	OH	Youngstown	100%	1,202,774	1,007,210	195,564
Southgate Mall	MT	Missoula	100%	630,691	436,158	194,533
Sunland Park Mall	TX	El Paso	100%	927,703	332,766	594,937
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,994	494,496	586,498	04/01/21	4.19%	Fixed	$52,750	$52,750
Town Center Crossing & Plaza	KS	Leawood	51%	671,286	534,725	136,561	02/01/27	4.25%	Fixed	$34,049	$17,365
							02/01/27	5.00%	Fixed	$68,748	$35,061
Towne West Square (4)	KS	Wichita	100%	898,662	402,128	496,534	06/01/21	5.61%	Fixed	$45,733	$45,733
Waterford Lakes Town Center	FL	Orlando	100%	965,456	690,956	274,500
Weberstown Mall	CA	Stockton	100%	859,071	264,251	594,820	06/08/21	3.31%	Variable	$65,000	$65,000
West Ridge Mall (4)	KS	Topeka	100%	1,013,982	409,871	604,111	03/06/24	4.84%	Fixed	$40,322	$40,322
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,217,126	444,434	772,692	04/01/24	4.65%	Fixed	$79,263	$79,263
WestShore Plaza	FL	Tampa	100%	1,075,486	847,024	228,462
Enclosed Retail Properties Total				45,290,792	29,237,553	16,053,239				$2,018,832	$1,471,543

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,588	385,043	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,260	$5,260
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	250,704	226,907	23,797	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,908	44,088	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	364,524	185,524	179,000
Forest Plaza	IL	Rockford	100%	433,718	413,421	20,297	10/10/19	7.50%	Fixed	$15,841	$15,841
Gaitway Plaza (3)	FL	Ocala	99%	196,812	196,012	800
Gateway Centers	TX	Austin	51%	513,797	404,794	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	311,960	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,229	355,792	30,437	10/10/19	7.50%	Fixed	$14,840	$14,840
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	146,777	146,777	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$22,462	$22,462
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,170	$6,170

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PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,570	166,170	5,400	12/01/22	3.41%	Fixed	$11,891	$11,891
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	384,544	384,544	0	08/01/21	5.49%	Fixed	$34,459	$17,574
Plaza at Buckland Hills, The	CT	Manchester	100%	321,652	210,753	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,436	73,154	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	186,283	175,330	10,953
Shops at Arbor Walk, The	TX	Austin	51%	309,064	280,315	28,749	08/01/21	5.49%	Fixed	$38,946	$19,862
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	517,948	290,009	227,939
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	4.84%	Fixed	$10,081	$10,081
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	380,240	231,622	148,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	398,077	241,731	156,346	10/10/19	7.50%	Fixed	$12,339	$12,339
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874	11/01/18	7.00%	Fixed	$8,477	$8,477
Wolf Ranch	TX	Georgetown (Austin)	100%	632,258	420,072	212,186
Open Air Properties Total				14,571,608	9,980,002	4,591,606				$309,266	$218,172

Total				59,862,400	39,217,555	20,644,845				$2,328,098	$1,689,715	(6)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) Loan has an A note of $58 million and a B note of $36 million. Interest expense on the Rushmore mortgage is recorded in the financial statements only for the A note.
(6) Our share of the joint venture debt excludes the $2.1 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended June 30, 2018	Six Months Ended June 30, 2018
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$19,465	$40,572
Overage rent	505	891
Tenant reimbursements	8,000	15,897
Other income	1,118	1,827
Total revenues	29,088	59,187

Expenses:
Property operating	(6,244)	(11,832)
Real estate taxes	(3,438)	(7,135)
Advertising and promotion	(450)	(673)
Total recoverable expenses	(10,132)	(19,640)
Depreciation and amortization	(11,927)	(23,375)
Provision for credit losses	(216)	(443)
Ground rent	(1,571)	(3,142)
Total operating expenses	(23,846)	(46,600)

Operating Income	5,242	12,587

Interest expense, net	(6,120)	(12,224)
Income and other taxes	(17)	(96)
(Loss) income from unconsolidated entities, net	$(895)	$267

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

June 30, 2018 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,163,607
Construction in progress	26,280
1,189,887
Less: accumulated depreciation	184,682
1,005,205

Cash and cash equivalents	14,746
Tenant receivables and accrued revenue, net (see below)	15,507
Deferred costs and other assets (see below)	79,518
Total assets	$1,114,976

Liabilities and members' equity:
Mortgage notes payable	$638,240
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	72,469
Total liabilities	710,709
Members' equity	404,267
Total liabilities and members' equity	$1,114,976

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable	$8,874
Tenant receivable	4,932
Allowance for doubtful accounts, net	(1,145)
Unbilled receivables and other	2,846
Total	$15,507

Deferred costs and other assets:
Deferred leasing, net	$15,021
In place lease intangibles, net	25,869
Acquired above market lease intangibles, net	24,450
Mortgage and other escrow deposits	11,092
Prepaids, notes receivable and other assets, net	3,086
Total	$79,518

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$26,512
Below market leases, net	31,910
Other	14,047
Total	$72,469

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 23